UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

AMERIPRISE CERTIFICATE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	811-00002	41-6009975
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1099 Ameriprise Financial Center, Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

On March 15, 2011, the Board of Directors of Ameriprise Certificate Company (“Company”) approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accountants (“auditors”) for the fiscal year ending December 31, 2011.

On March 15, 2011, the Board of Directors of the Company also approved the dismissal of Ernst & Young LLP (“EY”), the Company’s auditors for the fiscal year ending December 31, 2010, subsequent to EY’s delivery to the Company of its Report of Independent Registered Public Accounting Firm dated February 23, 2011.

EY’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2010 and December 31, 2009 and the interim period between December 31, 2010 and the date of this Form 8-K, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its report for such years, and there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided EY with a copy of the foregoing disclosures. A copy of EY’s letter, dated March 21, 2011, stating its agreement with the above statements is attached as Exhibit 16.1.

During the fiscal years ended December 31, 2009 and December 31, 2010 and through March 15, 2011, the date of engagement of PwC, neither the Company nor anyone acting on the Company’s behalf  has consulted with PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated March 21, 2011, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT	AMERIPRISE CERTIFICATE COMPANY

DATE: March 21, 2011	/s/	Scott R. Plummer
Scott R. Plummer
Vice President, General Counsel
and Secretary